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                                                                    Exhibit 23.2

RYDER SCOTT COMPANY
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PETROLEUM ENGINEERS                                         FAX:  (303) 623-4258
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

600 SEVENTEENTH STREET          SUITE 900N      DENVER, COLORADO 80202          TELEPHONE (303) 623-9147
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                                                              December 27, 1996



Mr. Richard E. Staedtler
Chief Financial Officer
Castle Energy Corporation
One Radnor Corporate Center, Suite 250
Radnor, Pennsylvania  19087

Dear Rick,

         We hereby consent to the use of our name and the reference to our reports dated November 5, 1996 in the Form 10-K of Castle Energy Corporation for the year ended September 30, 1996.

                                                    Sincerely,



                                                    /s/ Ryder Scott Company
                                                    --------------------------
                                                    Authorized Signature




         12-27-96
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Date